SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549
                         ______________________________



                                  FORM 8-K


                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         ______________________________


Date of Report (Date of earliest event reported):  October 8, 1998



                             GALAXY FOODS COMPANY
             (Exact Name of Registrant as Specified in Charter)




Delaware              0-16251                       25-1391475
(State or other       (Commission File Number       (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)

2441 Viscount Row                                   32809
Orlando, Florida                                    (Zip Code)
(Address of principal
executive offices)

Registrant's telephone number, including area code:  (407) 855-5500

(Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.
Not applicable.

Item 2.  Acquisition or Disposition of Assets.
Not applicable.

Item 3.  Bankruptcy or Receivership.
Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
Not applicable.

Item 5.  Other Events.
Private Placement of Securities

On October 8, 1998, Galaxy Foods Company (the "Company") entered into an agreement whereby the Company would issue to the buyer specified in such agreement (the "Buyer") in accordance with an exemption from registration under Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") 2,500,000 shares (the "Shares") of the Company's common stock, $0.01 par value (the "Common Stock"), at a per share price equal to the Common Stock's closing bid price on such date as quoted on the interdealer quotation system operated by NASDAQ, Inc. Such closing bid price was $.375, resulting in an aggregate sales price of the Shares of $937,500. The sale of the Shares to Buyer was completed upon the execution and delivery by the Buyer of a definitive Securities Purchase Agreement (the "Purchase Agreement") dated October 8, 1998, effective October 8, 1998.
The Shares are restricted securities which have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to utilize the proceeds raised by the above-described sale of the Shares as working capital to increase the Company's inventory levels, expand its marketing efforts and for other general corporate purposes.

In connection with the sale of the Shares, the Company issued to the Buyer a Common Stock Purchase Warrant (the
"Warrant") to purchase an additional 2,500,000 shares of Common
Stock at an exercise price of $.375 per share. The Warrant vests in accordance with the following schedule:

 		Shares				Date of Vesting
			250,000				October 8, 1998
			250,000				October 8, 1999
			500,000				October 8, 2000
			500,000				October 8, 2001
			500,000				October 8, 2002
			500,000				October 8, 2003

On November 2, 1998, the Company issued a press release disclosing the sale of the Shares. A copy of the press release is attached hereto as an exhibit.

Item 6.  Resignations of Registrant's Directors.
Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 10.1	Securities Purchase Agreement, dated October
8, 1998, by and between Galaxy Foods Company and the buyer
(Filed herewith.)

Exhibit 10.2	Common Stock Purchase Warrant, dated October
8, 1998, issued by Galaxy Foods Company to the buyer (Filed herewith.)

Exhibit 99.1	Press Release issued by the Company on
November 2,1998 (Filed herewith.)

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          							GALAXY FOODS COMPANY


November 10, 1998              		By: /s/ Angelo S. Morini

	                          						Name: Angelo S. Morini

                          							Title: President

EXHIBITS

                            EXHIBITS INDEX


Exhibit No.     	Exhibit Description	                   Page No.

10.1	Securities Purchase Agreement, dated October
8, 1998, by and between Galaxy Foods Company and the buyer thereto (Filed herewith.)

10.2	Common Stock Purchase Warrant, dated October
8, 1998, issued by Galaxy Foods Company to the buyer (Filed herewith.)

99.1	Press Release issued by the Company dated November 2,
1998 (Filed herewith.)

                            EXHIBIT 10.1
                     Securities Purchase Agreement,
                     dated October 8, 1998, by and
                     between Galaxy Foods Company and
                     the buyer thereto

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of October 8, 1998 by and among Galaxy Foods Company, a Delaware corporation, with headquarters located 2441 Viscount
Row, Orlando, FL 32809 (the "Company"), and Mr. Fred DeLuca, individually (the "Buyer").

PRELIMINARY STATEMENTS

A.	The Company and Buyer are executing and delivering
this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B.	Buyer wishes to purchase, in the amounts and upon
the terms and conditions stated in this Agreement, shares of the Company's common stock, par value $.01 per share (the "Common
Stock");

NOW THEREFORE, the Company and Buyer hereby agrees as follows:

1.	PURCHASE AND SALE OF COMMON STOCK

a.	Purchase of Common Stock.  The Company shall issue
and sell to Buyer and Buyer shall purchase an aggregate of 2,500,000 shares of Common Stock (the "Common Shares") at a per share purchase price of $.375 (the "Purchase Price"), which Purchase Price shall be payable by wire transfer of immediately available United States Dollars to the Company on the Closing Date (as defined below). The Company shall promptly deliver stock certificates, duly executed on behalf of the Company, representing the Common Shares (the "Stock Certificates") to Buyer.

b.	Closing Date.  The date of the closing of the sale
of the Common Shares shall be October 19, 1998 (the "Closing
Date").

2.	BUYER'S REPRESENTATIONS AND WARRANTIES

Buyer represents and warrants to the Company that:

		a.	Investment Purpose.  The Common Shares are being
acquired by Buyer in good faith solely for his own personal account, for investment purposes only, and are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof; Buyer has no contract or arrangement with any person to sell, transfer or pledge to any person the Common Shares or any part thereof, any interest therein or any rights thereto; Buyer has no present plans to enter into any such contract or arrangement; and Buyer understands that as a result he must bear the economic risk of the investment for an indefinite period of time because the Common Shares have not been registered under the 1933 Act, and, therefore, cannot be sold unless they are subsequently registered under the 1933 Act (which the Company is not obligated to do, and has no present intention of doing, or unless an exemption from such registration is available.

b.	Accredited Investor Status.  Buyer is an
"accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

c.	Reliance on Exemptions.  Buyer understands that
the Common Shares are being offered and sold to him under the exemption from the registration requirements of the United States federal and state securities laws provided for in Sections 3(b) and 4(2) of the 1933 Act, including Regulation D promulgated thereunder, and that the Company is relying upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Common Shares.

d.	Information.  Buyer understands and acknowledges
that he is purchasing the Common Shares without being furnished any offering literature, prospectus or other materials other than copies of the SEC Documents (as defined hereinbelow), that this transaction has not been scrutinized by the SEC or by any administrative agency charged with the administration of the securities laws of any state, that all documents, records and books, pertaining to the Company, its business, finances and operations, and this investment have been made available to Buyer, and his advisors and representatives, including his attorney, its accountant and/or his purchaser representative, and that the books and records of the Company will be available upon reasonable notice for inspection by Buyer during reasonable business hours at the Company's principal place of business. Buyer and his advisors and representatives, including his attorney, his accountant and/or his purchaser representative, if any, have reviewed the SEC Documents and been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Buyer understands that his investment in the Common Shares is speculative and involves a high degree of risk high degree of risk of loss and that Buyer must be prepared to lose his entire investment in the Company. Buyer has sought such accounting, legal and tax advice as he has considered necessary to an informed investment decision with respect to his acquisition of the Common Shares. Buyer, or Buyer together with his purchaser representative, if any, have such knowledge and experience in financial and business matters that he and such representative are capable of evaluating the merits and risks of an investment in the Common Shares and of making an informed investment decision.

e.	Governmental Review.  Buyer understands that no
United States federal or state agency or any other government or governmental agency has approved or disapproved or passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares or the accuracy or adequacy of any of the information provided by the Company to Buyer regarding the Company, the Common Shares or any other matter, and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by Buyer in offering the Common Shares for sale to him without having first registered the same under the 1933 Act.

		f.	Transfer or Resale.  Buyer understands that (i)
the Common Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b)
Buyer shall have provided the Company with a statement of the circumstances surrounding the proposed disposition and shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect (1) that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration and (2) that appropriate action necessary for compliance with the 1933 Act has been taken; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Buyer further acknowledges that there may be no public market for the Common Shares and that Buyer is able
(i) to bear the economic risk of this investment, (ii) to hold the Common Shares indefinitely, and (iii) presently to afford a complete loss of this investment. Buyer has adequate means of providing for current needs and personal contingencies, and has no need for liquidity in this investment.

g.	Legends.  Buyer understands that the stock
certificates representing the Common Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order shall be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED.  THE SECURITIES HAVE BEEN
ACQUIRED FOR INVESTMENT AND MAY NOT BE
REOFFERED, SOLD, TRANSFERRED, PLEDGED, OR
ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE
REGISTRATION STATEMENT FOR THE SECURITIES
UNDER SAID ACT AND THE STATE SECURITIES ACT
OR BLUE SKY ACT OF ANY STATE HAVING
JURISDICTION THEREOF, OR (B) AN OPINION OF
COUNSEL, REASONABLY SATISFACTORY IN FORM,
SCOPE AND SUBSTANCE TO THE COMPANY, THAT
REGISTRATION IS NOT REQUIRED UNDER SAID ACT
OR THE SECURITIES ACT OR BLUE SKY ACT OF ANY
STATE HAVING JURISDICTION WITH RESPECT
THERETO.

h.	Authorization; Enforcement. This Agreement has
been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

i.	Residency.  Buyer is a resident of the State of
Florida.

j.	No Conflicts.  The execution, delivery and
performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer or by which any property or asset of Buyer is bound or affected, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Buyer or by which any property or asset of Buyer is bound or affected. Except as required under the 1933 Act and any applicable state securities laws, Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for him to execute, deliver or perform any of his obligations under this Agreement in accordance with the terms hereof.

k.	Indemnification.  Buyer acknowledges that Buyer
understands the meaning and legal consequences of the representations and warranties in this Section 2, and that the Company has relied upon such representations and warranties, and Buyer hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, agents and representatives from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' and paralegals' fees and costs of investigating and litigating claims) due to or arising out of, directly or indirectly, a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Buyer shall in any manner be deemed to constitute a waiver of any rights granted to such Buyer under federal or state securities laws.

l.	Short position and Market Purchases.  Buyer is not
purchasing the Common Shares for the purpose of covering any short position in the Common Shares.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Buyer that:

a.	Organization and Qualification.  The Company is a
corporation duly organized and existing in good standing under the laws of the State of Delaware, and has the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a material adverse effect on the operations, properties or financial condition of the Company taken as a whole.

b.	Authorization; Enforcement.  (i) The Company has
the requisite corporate power and authority to enter into and perform this Agreement and to issue the Common Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

c.	Capitalization.  As of the date hereof, the
authorized capital stock of the Company consists of (i) 85,000,000 shares of Common Stock of which 61,717,051 shares were issued and outstanding, and (ii) 1,000,000 shares of preferred stock, $.01 par value, of which no shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. As of the effective date of this Agreement, (i) there are no outstanding options, warrants scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company other than options and warrants to acquire approximately 9,546,629 shares of Common Stock, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act other than agreements with respect to securities which have been previously registered or are subject to current registration statements. The Company has furnished to Buyer true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof ("Certificate of Incorporation") and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

d.	Issuance of Common Shares.  The Common Shares are
duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

e.	No Conflicts.  The execution, delivery and
performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not
(i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the operations, properties or financial condition of the Company taken as a whole). The business of the Company is not being conducted in violation of any law, ordinance, regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a material adverse effect on the operations, properties or financial condition of the Company taken as a whole. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

f.	SEC Documents, Financial Statements.  During the
Company's last two (2) fiscal years, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to Buyer and referred to in Section 2(d) of this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

g.	Absence of Litigation. There is no action, suit,
proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the operations, properties or financial condition of the Company taken as a whole or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

4.	COVENANTS

a.	Best Efforts.  The parties shall use their best
efforts timely to satisfy each of the conditions described in
Section 6 and 7 of this Agreement.

b.	Form D.  The Company agrees to file a Form D with
respect to the Common Shares as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing.

c.	Reporting Status.  Until the earlier of (i) the
date as of which Buyer may sell all the Common Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act, or (ii) the date on which Buyer has sold all the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Buyer shall give notice to the Company when he has sold all of the Common Shares.

d.	Use of Proceeds.  The Company will use the
proceeds from the sale of the Common Shares for the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person.

5.	TRANSFER AGENT INSTRUCTIONS

Buyer acknowledges that the Common Shares shall be "restricted" securities, that all certificates evidencing the Common Shares shall bear the restrictive legend specified in
Section 2(g) of this Agreement, and that stop-transfer instructions have been given by the Company to its transfer agent with respect to the Common Shares. If Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by Buyer of any of the Common Shares is not required under the 1933 Act or any applicable state securities or blue sky laws, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer.

6.	CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

The obligation of the Company hereunder to sell the Common Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

a.	The parties shall have executed this Agreement and
delivered the same to each other.

b.	Buyer shall have delivered the Purchase Price to
the Company by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Company.

c.	The representations and warranties of Buyer shall
be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

7.	CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE

The obligation of Buyer hereunder to purchase the Common Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in his sole discretion:

a.	The parties shall have executed this Agreement and
delivered the same to each other.

b.	The representations and warranties of the Company
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

8.	GOVERNING LAW; MISCELLANEOUS

a.	Governing Law.  This Agreement shall be governed
by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

b.	Counterparts.  This Agreement may be executed in
two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause three (3) additional original executed signature pages to be physically delivered to the other party within five
(5) days of the execution and delivery hereof.

c.	Headings.  The headings of this Agreement are for
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.	Severability.  If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

e.	Entire Agreement; Amendments.  This Agreement and
the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f.	Notices.  Any notices required or permitted to be
given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Galaxy Foods Company
2441 Viscount Row
Orlando, FL 32809
Telephone: (407) 855-5500
Telecopy: (407) 855-1099
Attention: Mr. Angelo Morini

With copy to:

Baker & Hostetler
200 South Orange Avenue
Orlando, FL 32801
Telephone: (407) 649-4000
Telecopy: (407) 841-0168
Attention: Kenneth C. Wright, Esq.

If to Buyer:

Mr. Fred DeLuca
325 Bic Drive
Milford, Connecticut 06460

Each party shall have provide notice to the other party of any change in address.

g.	Successors and Assigns.  This Agreement shall be
binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought).

h.	Third Party Beneficiaries.  This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.	Survival.  The representations and warranties of
the Company and Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 8(g), 8(h), 8(k) and 8(l), and this subsection shall survive the closing.

k.	Publicity.  The Company and Buyer shall have the
right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Buyer, to make any press release with respect to such transactions as the Company determines is required by applicable law and regulations.

l.	Further Assurances.  Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

m.	Termination.  In the event that the closing shall
not have occurred on or before five (5) days from the date hereof, this Agreement shall terminate at the close of business on such date.

IN WITNESS WHEREOF, Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                         					"Company"

                         					GALAXY FOODS COMPANY

                         					By: /s/ Angelo S. Morini
					                         Name: Angelo S. Morini
                         					Title: President and CEO


                         					"Buyer"

                              /s/ Fred DeLuca
										               					Fred DeLuca, individually

                           EXHIBIT 10.2
                   Common Stock Purchase Warrant,
                   dated October 8, 1998, issued by
                   Galaxy Foods Company to the buyer

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.


                            Right to Purchase 2,500,000 Shares of
                            Common Stock of Galaxy Foods Company

                            Date:  October 8, 1998

                  	GALAXY FOODS COMPANY

              	Common Stock Purchase Warrant

     GALAXY FOODS COMPANY, a Delaware corporation (the "Company"), hereby certifies that, for value received, Fred DeLuca, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company 2,500,000 fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company, at a purchase price of $0.375 per share (hereinafter referred to as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     As used herein the following, unless the context otherwise required, have the following respective meanings:

(a) The term "Company" shall include Galaxy Foods Company and any corporation which shall succeed to or assume the obligations of the Company hereunder.

(b)  The term "Common Stock" includes (a) the Company's
Common Stock, $.01 par value per share; (b) any other capital stock of any class of classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of directors of the Company; and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 of this Warrant or otherwise.

1.  	Exercise of Warrant

1.1 Vesting of Warrant. This warrant may be exercised in full or in part according to the terms and conditions in paragraphs 1.2 and 1.3 listed below and upon vesting of the warrants which will vest according to the following schedule:

		             250,000 vested October 8, 1998
               250,000 vested October 8, 1999
               500,000 vested October 8, 2000
               500,000 vested October 8, 2001
               500,000 vested October 8, 2002
               500,000 vested October 8, 2003

and can be exercised in increments of up to the maximum warrants issuable under the terms of this agreement.

Galaxy Foods Company reserves the right to cancel any unvested warrants at any time prior to the vesting date if the Company is dissatisfied with the business relationship between the two parties.

1.2 Full Exercise. Once vested, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

1.3 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

1.4 Company Acknowledgement. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.


2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it if any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 and otherwise.

3.  Adjustment for Dividends in Other Stock, Property or
Reclassification. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

(a) other or additional stock or other securities or property (other than cash) by way of dividend, or

(b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

(c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares of similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as s stock dividend or in a stock-split (adjustment in respect of which are provided for in Section 4 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof the holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such stock and other securities and property (including cash in the cases referred to in subdivision (b) and (c) of this Section 3) receivable by such holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4 hereof.


4. Extraordinary Events. In the event that the Company shall (i) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1 hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (i) the numerator of the Purchase Price which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

5.  Notices of Record Date, etc.   In the event of

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date of which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of the Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

6.  Reservation of Stock Issuable on Exercise of Warrant.
The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.



7. Exchange of Warrant. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant and Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1 hereof, exchanging Warrants pursuant to Section 7 hereof, and replacing Warrants pursuant to
Section 8 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

10. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11. Negotiability. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

(a) No holder of this Warrant shall, as such, be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised the Warrant and been issued shares of the Common Stock in accordance with the provisions hereof;

(b)  neither this Warrant nor any shares of Common
Stock purchased pursuant to this Warrant are registered under the Securities Act of 1933 and applicable state securities laws. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or, until a registration statement for such shares has been filed with and declared effective by the Securities and Exchange Commission and applicable state securities commissions, such shares, that the holder or transferee of this Warrant or such shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933 and applicable state securities laws. Until a registration statement for such shares has been filed with and declared effective by the Securities and Exchange Commission and applicable state securities laws; and

(c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

13. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. the headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

15. Expiration. The right to exercise this Warrant shall expire at 5:00 pm Orlando time on October 8, 2003. Whether or not surrendered to the Company by the holder, this Warrant shall be deemed cancelled upon the expiration hereof.

(Corporate Seal)		                   		GALAXY FOODS COMPANY

                                       By:/s/Angelo S. Morini
Attest:
By: /s/Cynthia Hunter                  Title: CEO and President
Title: CFO

 			                     	FORM OF SUBSCRIPTION
	             (To be signed only on exercise of Warrant)


TO:___________________________

The undersigned, the holder of the within Warrant, hereby
irrevocably elects to exercise this Warrant for, and to purchase thereunder, ..................... shares of Common Stock of
Galaxy Foods Company and herewith makes payment of
$.......................therefore, and requests that the
certificates for such shares be issued in the name of, and
delivered to
 ...................................................., whose address is
 .................................................................
 .....................

Dated:					................................................
                               (Signature must conform to name of
                                holder as specified on the face of the
                                warrant)

                                ..............................
                                (Address)

	                    FORM OF ASSIGNMENT
        	(To be signed only on transfer of Warrant)


For value received, the undersigned hereby sells, assigns,
and transfers unto ...........................................
 ......... the right represented by the within Warrant to purchase
 ...........................................shares of Common Stock of Galaxy Foods Company to which the within Warrant relates, and appoints ......................................................
Attorney to transfer such right on the books of Galaxy Foods Company with full power of substitution in the premises.


Dated:					                     .............................
                                (Signature must conform to name of
                            			  holder as specified on the face of the
                                 Warrant)
Signed in the presence of:

 ..........................	     ...................................
                                (Address)

                           EXHIBIT 99.1
                   Press Release issued by Registrant,
                   dated November 2, 1998

           GALAXY FOODS ANNOUNCES PRIVATE PLACEMENT OF STOCK

ORLANDO, FLORIDA (October 26, 1998) - Galaxy Foods Company (NASDAQ: GALX), makers of healthy cheese and dairy-related products, today announced a private placement of 2,500,000 shares of their common stock to Mr. Fred DeLuca, Chairman and Founder of Subway Restaurants. The shares were purchased at market price on the date of the agreement, October 8, 1998. The purchase of these shares followed a visit to Galaxy Foods Company's plant in Orlando, Florida by Mr. DeLuca.

Fred DeLuca, Chairman and Founder of Subway Restaurants stated, "I was extremely impressed with Galaxy's high-tech facility and their state-of-the-art equipment. At Subway, our mission is to provide delicious, healthy products to our customers and I feel Galaxy has the same goals in mind. The trend is definitely moving towards a low-fat, healthier diet for many consumers. Galaxy's products provide these benefits without sacrificing flavor. After my visit at Galaxy's plant, I felt the Company had outstanding potential and I decided to make an investment."

Angelo Morini, Galaxy's President and CEO added, "We are proud to have Mr. DeLuca as a significant shareholder in our Company. Mr. DeLuca is on the cutting edge when it comes to educating consumers about the benefits of a healthy diet. We both share the belief that consumers are looking for great tasting, healthy alternatives to the options currently available. We look forward to a long and beneficial relationship with Mr. DeLuca and Subway."

Galaxy Foods Company is the inventor and originator of a new, healthier and better way to make cheese and dairy-related products. Our products are primarily low or no fat (no saturated fat), have no cholesterol and no lactose and contain more vitamins and minerals than conventional cheese. Galaxy brand names include formagg, Soyco, Soymage, Veggie Slices, Wholesome Valley, and Lite Bakery. For more information, contact Rebecca Barksdale at (407) 855-5500, extension 105. You may also obtain more information from our site on the World Wide Web at http://www.galaxyfoods.com (best viewed through Netscape Navigator).